Muzinich Low Duration Fund Class A Shares (Ticker: MZLRX)* Supra Institutional Shares (Ticker: MZLSX) * Shares are not available at this time.

Supplement dated December 22, 2023 to the Summary Prospectus dated April 30, 2023

Effective at the close of business on December 15, 2023 (the “Effective Date”), Craig Guttenplan will no longer serve as a portfolio manager of the Muzinich Low Duration Fund (the “Low Duration Fund” or the “Fund”). Additionally, as of the Effective Date, Eric Schure, CFA, serves as a portfolio manager of the Fund. Tatjana Greil Castro, Joseph Galzerano, Ian Horn and Richard Smith will continue to serve as portfolio managers of the Fund.

The section titled "Management" on page 7 of the Summary Prospectus is deleted and replaced with the following:

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Tatjana Greil Castro, PhD, M.Sc., Portfolio Manager, Managed the Fund since inception in 2016.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2021.
Ian Horn, CFA, Portfolio Manager, Managed the Fund since 2020.
Richard Smith, CPA, Portfolio Manager, Managed the Fund since 2023.
Eric Schure, CFA, Portfolio Manager, Managed the Fund since 2023.

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Please retain this supplement with your summary prospectus.